EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

1	2103393 Ontario, Inc., a 100%-owned foreign subsidiary, incorporated in Canada
2	APEI UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
3	APEI Unlimited IOM, a 100%-owned foreign subsidiary, incorporated in Isle of Man
4	Beteiligungen Sonoco Deutschland Vermogensverwaltungsgesellschaft mbh, a 100%-owned foreign subsidiary, incorporated in Germany
5	Cap Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
6	Capseals Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
7	Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
8	Cascades Sonoco Inc. (fka Cascades Conversion Inc), a 50%-owned foreign subsidiary, incorporated in Canada
9	Clear Lam Flexible Films (Nanjing) Co., Ltd., a 100%-owned foreign subsidiary, incorporated in China
10	Clear Pack Company, a 100%-owned domestic subsidiary, incorporated in Illinois
11	Colombiana P.M., LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
12	Conitex Sonoco (Mexico), S. de R.L. de C.V., a 100% owned foreign subsidiary, incorporated in Mexico
13	Conitex Sonoco Hellas S.A., a 100% owned foreign subsidiary, incorporated in Greece
14	Conitex Sonoco Holding B.V., a 100% owned foreign subsidiary, incorporated in the Netherlands
15	Conitex Sonoco India Pvt. Ltd., a 100% owned foreign subsidiary, incorporated in India
16	Conitex Sonoco N.V., a 100%-owned foreign subsidiary, incorporated in Antilles
17	Conitex Sonoco Shanghai Ltd., a 100% owned foreign subsidiary, incorporated in China
18	Conitex Sonoco Suzhou Co. Ltd., a 100% owned foreign subsidiary, incorporated in China
19	Conitex Sonoco Taiwan Ltd., a 100% owned foreign subsidiary, incorporated in Taiwan
20	Conitex Sonoco UK Limited, a 100% owned foreign subsidiary, incorporated in the UK
21	Conitex Sonoco USA, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina
22	Conitex Sonoco, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
23	Convex Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
24	Corenso Holdings America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
25	Corenso North America, a 100%-owned domestic subsidiary, incorporated in Delaware
26	Corenso Wisconsin Board, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
27	Corenso Wisconsin Cores, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
28	Corenso Richmond, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
29	Corepak Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
30	CP Acquisition, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
31	Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
32	Fair Lawn Packaging Services, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
33	Friarsgate Studio Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
34	Graffo Paranaense De Embalagens, S.A., a 66.67%-owned foreign subsidiary, incorporated in Brazil
35	Grove Mill Paper Company Limited, a 99.9%-owned foreign subsidiary, incorporated in the United Kingdom
36	Gunther of America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
37	Hartsville Corrugating, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
38	Heathfield Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
39	Highland Packaging Solutions, LLC, a 100%-owned domestic subsidiary, incorporated in Florida
40	Industrial Machine Co., Inc., a 100%-owned domestic subsidiary, incorporated in Missouri
41	Inversiones Sonoco Limitada, a 100%-owned foreign subsidiary, incorporated in Chile
42	Italtubetti, SpA, a 100% owned foreign subsidiary, incorporated in Italy
43	Laminar Medica (CE) s.r.o., a 100%-owned foreign subsidiary, incorporated in the Czech Republic
44	Laminar Medica Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

45	Manufacturas Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
46	Nathaniel Lloyd & Company Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
47	OOO Sonoco Alcore (fka ZAO Sonoco Alcore), a 100%-owned foreign subsidiary, incorporated in Russia
48	Packaging Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
49	Papcor (Dezhou) Packaging Material Co. Ltd., a 50% owned foreign subsidiary, incorporated in China
50	Papertech Dezhou Co. Ltd., a 100% owned foreign subsidiary, incorporated in China
51	Papertech SL, a 100% owned foreign subsidiary, incorporated in Spain
52	Peninsula Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in California
53	PenPack, LLC, a 100%-owned domestic subsidiary, incorporated in California
54	Penpack, S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
55	Plastique Holdings Ltd., a 100%-owned foreign subsidiary, incorporated in United Kingdom
56	Plastique Ltd., a 100%-owned foreign subsidiary, incorporated in United Kingdom
57	Plastique Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
58	PT Conitex Sonoco, a 100% owned foreign subsidiary, incorporated in Indonesia
59	PT Papcor Asia Pacific, a 50% owned foreign subsidiary, incorporated in Indonesia
60	PT Papertech Indonesia, a 100% owned foreign subsidiary, incorprated in Indonesia
61	PT Sonoco Indonesia, a 98.33%-owned foreign subsidiary, incorporated in Indonesia
62	Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
63	SMB GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
64	Sonoco (Shanghai) Co., Ltd, a 98.33%-owned foreign subsidiary, incorporated in China
65	Sonoco (Taicang) Packaging Co., Ltd, a 98.33%-owned foreign subsidiary, incorporated in China
66	Sonoco (Weifang) Packaging Company, Ltd., a 98.33%-owned foreign subsidiary, incorporated in China
67	Sonoco Absorbent Technologies Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
68	Sonoco Absorbent Technologies, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
69	Sonoco Alcore - Demolli S.r.l., a 100%-owned foreign subsidiary, incorporated in Italy
70	Sonoco Alcore AB, a 100%-owned foreign subsidiary, incorporated in Sweden
71	Sonoco Alcore GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
72	Sonoco Alcore N.V., a 100%-owned foreign subsidiary, incorporated in Belgium
73	Sonoco Alcore Nederland B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
74	Sonoco Ambalaj Sanayi Ve Ticaret Limited Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey
75	Sonoco Asia Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
76	Sonoco Asia Management Company, L.L.C., a 95.91%-owned domestic subsidiary, incorporated in Delaware
77	Sonoco Asia, L.L.C., a 98.33%-owned domestic subsidiary, incorporated in Delaware
78	Sonoco Australia Pty Ltd, a 100%-owned foreign subsidiary, incorporated in Australia
79	Sonoco Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
80	Sonoco Bonmati, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain
81	Sonoco Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
82	Sonoco Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
83	Sonoco Comercial, S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
84	Sonoco Consumer Products Dordrecht B.V. (fka Dorpak B.V.), a 100%-owned foreign subsidiary, incorporated in Netherlands
85	Sonoco Consumer Products Europe GmbH (fka Weidenhammer Packaging Group GmbH), a 100%-owned foreign subsidiary, incorporated in Germany
86	Sonoco Consumer Products Hellas S.A. (fka Weidenhammer Hellas S.A.), a 100%-owned foreign subsidiary, incorporated in Greece
87	Sonoco Consumer Products Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
88	Sonoco Consumer Products Mechelen BVBA (fka Weidenhammer Belgium BVBA), a 100%-owned foreign subsidiary, incorporated in Belgium

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

89	Sonoco Consumer Products Montanay SAS (fka Neuvibox SAS), a 100%-owned foreign subsidiary, incorporated in France
90	Sonoco Consumer Products Poland Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
91	Sonoco Consumer Products SAS, a 100%-owned foreign subsidiary, incorporated in France
92	Sonoco Consumer Products South Africa (PTY) Ltd., a 100%-owned foreign subisidiary, incorporated in South Africa
93	Sonoco Consumer Products Zwenkau GmbH (fka fka Weidenhammer Plastice Packaging GmbH), a 100%-owned foreign subsidiary, incorporated in Germany
94	Sonoco Cores and Paper Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
95	Sonoco D & P, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
96	Sonoco D and P York, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
97	Sonoco de Colombia Ltda, a 100%-owned foreign subsidiary, incorporated in Colombia
98	Sonoco Deutschland GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
99	Sonoco Deutschland Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
100	Sonoco Development, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
101	Sonoco Display and Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
102	Sonoco do Brasil Participacoes Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil
103	Sonoco do Brazil Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil
104	Sonoco Elk Grove, Inc., a 100%-owned domestic subsidiary, incorporated in Illinois
105	Sonoco Embalagens Ltda. (fka Sonoco Embalagens S.A.), a 100%-owned foreign subsidiary, incorporated in Brazil
106	Sonoco Europe Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
107	Sonoco Flexible Packaging Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
108	Sonoco Flexible Packaging Co., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
109	Sonoco Graphics India Private Limited, a 61.02%-owned foreign subsidiary, incorporated in India
110	Sonoco Hickory, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina
111	Sonoco Holdings UK Limited, a 100%-owned domestic subsidiary, dually incorporated in Delaware and in the United Kingdom
112	Sonoco Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
113	Sonoco Hongwen Paper Co Ltd, a 78.86%-owned foreign subsidiary, incorporated in China
114	Sonoco Hutchinson, LLC, a 100%-owned domestic subsidiary, incorporated in Kansas
115	Sonoco Iberia, S.L.U., a 100%-owned foreign subsidiary, incorporated in Spain
116	Sonoco International BVI, a 100%-owned foreign subsidiary, incorporated in the British Virgin Islands
117	Sonoco International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
118	Sonoco IPD France SAS, a 100%-owned foreign subsidiary, incorporated in France
119	Sonoco JV GmbH & Co. KG, a 100%-owned foreign subsidiary, incorporated in Germany
120	Sonoco Kaiping Packaging Co. Ltd., a 98.33%-owned foreign subsidiary, incorporated in China
121	Sonoco Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
122	Sonoco Luxembourg Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
123	Sonoco Luxembourg S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
124	Sonoco Milnrow, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
125	Sonoco Netherlands Holding II BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
126	Sonoco Netherlands Holding III BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
127	Sonoco New Zealand Limited, a 100%-owned foreign subsidiary, incorporated in New Zealand
128	Sonoco of Puerto Rico,Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
129	Sonoco Operadora S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
130	Sonoco Packaging Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
131	Sonoco Packaging Tapes Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
132	Sonoco Paper Mill & IPD Hellas SA, a 100%-owned foreign subsidiary, incorporated in Greece
133	Sonoco Paperboard Group, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

134	Sonoco Partitions, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
135	Sonoco Phoenix, LLC, a 100%-owned domestic subsidiary, incorporated in Ohio
136	Sonoco Pina, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain
137	Sonoco Plastics B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
138	Sonoco Plastics Canada ULC, a 100%-owned foreign subsidiary, incorporated in Canada
139	Sonoco Plastics Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
140	Sonoco Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
141	Sonoco Poland - Packaging Services Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
142	Sonoco Poland Holdings B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
143	Sonoco Polysack A/S, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
144	Sonoco Polysack Limited, a 100%-owned domestic subsidiary, dually incorporated in South Carolina and in the United Kingdom
145	Sonoco Products Company UK, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
146	Sonoco Products Malaysia Sdn Bhd, a 98.33%-owned foreign subsidiary, incorporated in Malaysia
147	Sonoco Protective Solutions, Inc., a 100%-owned domestic subsidiary, incorporated in Pennsylvania
148	Sonoco Recycling - International Trade Group, LLC (fka Reparco USA, Inc.), a 100%-owned domestic subsidiary, incorporated in California
149	Sonoco Recycling, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
150	Sonoco Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
151	Sonoco Retail Packaging S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
152	Sonoco SAS, a 100%-owned foreign subsidiary, incorporated in France
153	Sonoco Saudi Limited Company, a 51%-owned foreign subsidiary, incorporated in Saudi Arabia
154	Sonoco Services, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
155	Sonoco Singapore Pte. Ltd., a 98.33%-owned foreign subsidiary, incorporated in Singapore
156	Sonoco Taiwan Ltd, a 98.33%-owned foreign subsidiary, incorporated in Taiwan
157	Sonoco Thailand Ltd, a 98.33%-owned foreign subsidiary, incorporated in Thailand
158	Sonoco UK Leasing Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
159	Sonoco Venezolana, C.A., a 90%-owned foreign subsidiary, incorporated in Venezuela
160	Sonoco Venture International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
161	Sonoco Ventures UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
162	Sonoco Yatai Pinghu Packaging Co Ltd, a 98.33%-owned foreign subsidiary, incorporated in China
163	Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
164	Sonoco-Alcore AS, a 100%-owned foreign subsidiary, incorporated in Norway
165	Sonoco-Alcore Ou, a 100%-owned foreign subsidiary, incorporated in Estonia
166	Sonoco-Alcore Oy, a 100%-owned foreign subsidiary, incorporated in Finland
167	Sonoco-Alcore S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
168	Sonoco-Alcore Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
169	Sonoco-Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
170	SPC Capital Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
171	SPC Liquidation, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
172	SPC Management, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
173	SPC Resources, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
174	SR Holdings of the Carolinas, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
175	Tegrant Alloyd Brands, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
176	Tegrant Corporation, a 100%-owned domestic subsidiary, incorporated in Delware
177	Tegrant de Mexico, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
178	Tegrant International, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

179	Tegrant Property Holdings, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
180	Thermoform Engineered Quality, LLC., a 100%-owned domestic subsidiary, incorporated in Delaware
181	ThermoSafe Brands Asia PTE, LTD., a 100%-owned foreign subsidiary, incorporated in Singapore
182	ThermoSafe Brands Europe Ltd., a 100%-owned foreign subsidiary, incorporated in Ireland
183	TPT Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
184	TPT Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
185	Trident Graphics Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
186	Trident Graphics NA LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
187	U.S. Paper Mills Corp., a 100%-owned domestic subsidiary, incorporated in Wisconsin
188	Unit Reels & Drums Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
189	Weidenhammer Chile Ltda., a 65%-owned foreign subsidiary, incorporated in Chile
190	Weidenhammer France SAS, a 100%-owned foreign subsidiary, incorporated in France
191	Weidenhammer UK Ltd., 100%-owned foreign subsidiary, incorporated in the United Kingdom
192	Wisenberg U.S., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina